                                The Munder Funds
                       Supplement Dated December 2, 1999
                      to Prospectus Dated October 26, 1999
                          Class A, B and C Shares of:

                           The Munder Index 500 Fund

The section entitled "Distribution Arrangements-Sales Charge Waivers-Qualified Employer Sponsored Retirement Plans-Qualified Sponsored Retirement Plans and UPI Plans" in the prospectus is hereby deleted and replaced with the following:

Qualified Sponsored Retirement Plans and UPI Plans. We will waive the initial sales charge on Class A Shares of the Fund for all investments by: (i) employer sponsored retirement plans that are qualified under Section 401(a) or Section 403(b) of the Code; (ii) employees participating in an employer-sponsored or administered retirement program operating under Section 408A of the Code and
(iii) UPI Plans.

In addition, the CDSC of up to 0.20% imposed on certain redemptions of Class A Shares of the Fund within one year of purchase will be waived for such accounts. The distributor will pay the following commissions to dealers and other entities (as permitted by applicable Federal and state law) who initiate and are responsible for purchases of Class A Shares of the Fund by such accounts:

                                     Discount to Dealer or Entity
Amount Of Purchase                     as a % of Offering Price
------------------                   ----------------------------
Less than $1,000,000..........................   0.15%
$1,000,000 but less than $3,000,000...........   0.10%
$3,000,000 but less than $5,000,000...........   0.05%
$5,000,000 or more............................   None

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